UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2022

SUSGLOBAL ENERGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-56024	38-4039116
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Davenport Road
 Toronto, Ontario, Canada M5R 1J2
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (416) 223-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2022, SusGlobal Energy Corp. (the "Company") entered into a CFO Consulting Agreement (the "Makrimichalos Consulting Agreement"), by and between the Company and Ike Makrimichalos, Chief Financial Officer of the Company ("Makrimichalos "), effective January 1, 2022.  Pursuant to the terms of the Makrimichalos Consulting Agreement, Makrimichalos will be entitled to fees of CAD$10,000 per month, plus the applicable Harmonized Sales Tax, for his services as Chief Financial Officer of the Company. The Company has also agreed to reimburse Makrimichalos for certain out-of-pocket expenses incurred by Makrimichalos.  In addition to the monthly fees, Makrimichalos was awarded 50,000 Restricted Common Shares of the Company. The Makrimichalos Consulting Agreement will replace the consulting agreement currently in effect by and between the Company and Makrimichalos.

The Makrimichalos Consulting Agreement is for a term of twelve (12) months. Upon a Constructive Discharge (as defined in the Makrimichalos Consulting Agreements) and subject to certain notification requirements and the Company's opportunity to cure the Constructive Discharge, Makrimichalos will be entitled to a compensation of two (2) months' fees, as well as any bonus compensation owing.

Item 5.02 of this Current Report on Form 8-K contains only a brief description of the material terms of and does not purport to be a complete description of the rights and obligations of the parties to the Makrimichalos Consulting Agreement, and such description is qualified in its entirety by reference to the full text of the Makrimichalos Consulting Agreement, which attached as Exhibit 10.2 to this Current Report on Form 8-K .

Exhibit No.	Exhibit
10.1	CFO Consulting Agreement
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SusGlobal Energy Corp.

Dated: February 1, 2022	By:	/s/ Marc Hazout
Marc Hazout
Executive Chairman, President and Chief Executive Officer